UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2006

THE READER'S DIGEST ASSOCIATION, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-10434 (Commission File Number)	13-1726769 (I.R.S. Employer Identification Number)
Pleasantville, New York (Address of principal executive offices)	10570-7000 (Zip Code)

Registrant's telephone number, including area code:
(914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 3 pages.

 SECTION 8. Other Events

ITEM 8.01. Other Events

The following is to comply with comments received from the New York Stock Exchange (“NYSE”) in connection with their review of the proxy statements of all NYSE listed companies.

Section 303A.03 of the NYSE Listed Company Manual requires that NYSE-listed companies

. . .must schedule regular executive sessions in which [the non-management] directors meet without management participation. ‘Non-management’ directors are all those who are not executive officers, and includes such directors who are not independent by virtue of a material relationship, former status or family membership, or for any other reason.

The October 7, 2005 annual meeting Proxy Statement of The Reader’s Digest Association, Inc. (“RDA”) disclosed the following:

Corporate Governance Committee

The Corporate Governance Committee met six times during the 2005 fiscal year. The Committee is composed of all of the non-employee Directors that the Board has determined to be “independent”, as defined by applicable NYSE and SEC rules, and Mr. Ricciardi is the Chairman (lead director). The Committee currently consists of all non-employee Directors.

In order to comply with Section 303A.03, RDA hereby clarifies that the non-employee Directors referred to above were also all of RDA’s “non-management directors” as defined by Section 303A.03.

Section 303A.03 requires NYSE-listed companies to disclose in their annual proxy statements a method for interested parties, whether or not they are stockholders, to communicate directly with the presiding director or with the non-management directors as a group. Section 303A.03 also states that:

Companies may, if they wish, utilize for this purpose the same procedures they have established to comply with the requirement of Rule 10A-3(b)(3) under the Exchange Act, as applied to listed companies through Section 303A.06.

The October 7, 2005 annual meeting Proxy Statement of RDA disclosed the following:

Communications with Directors

The Board has adopted procedures for stockholders to contact members of the Board, including non-management Directors. If you wish to contact a Director, you should send a letter to: [Director’s Name], c/o Corporate Secretary, Reader’s Digest Road, Pleasantville, NY 10570-7000.

In order to comply with Section 303A.03, RDA hereby confirms that any interested party may communicate directly with any one or more RDA directors at the same address as shown above for stockholder communications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE READER'S DIGEST ASSOCIATION, INC.
(Registrant)

Date: March 21, 2006	/s/ C.H.R. DuPree
C.H.R. DuPree
Vice President, Corporate Secretary and
Associate General Counsel